Fees Summary	Nov. 20, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 56,776,421.31
Previously Paid Amount	7,840.82
Total Fee Amount	7,840.82
Total Offset Amount	0.00
Net Fee	$ 0.00